Assets Classified As Held For Sale	12 Months Ended
Dec. 31, 2017
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
Assets Classified As Held For Sale
ASSETS CLASSIFIED AS HELD FOR SALE:
As a result of previously announced restructuring actions, we have reclassified certain assets as held for sale. These assets were reclassified at the lower of their carrying value and estimated fair value less costs to sell at the time of such reclassification. During the first quarter of 2017, we reclassified $4.8 of solar panel manufacturing equipment as assets held for sale. Subsequent to this reclassification, we recorded net impairment charges of $3.8 in other charges (through restructuring) during 2017, to further write down the carrying value of such equipment to its estimated fair value less costs to sell based on executed sale agreements. See note 4. We currently expect the sale of such equipment to be completed by the end of the first quarter of 2018. At December 31, 2017, we had $30.1 (December 31, 2016 — $28.9) of assets classified as held for sale, which consisted primarily of land and buildings in Europe and North America, and $2.6 of solar panel manufacturing equipment in Asia and North America.